UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2024
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 8, 2024, Advanced Micro Devices, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2024 (the "Proxy"):

Proposal No. 1: Election of Directors. All Directors were elected.

The Company's stockholders elected the nine director nominees listed below to serve on the Company’s Board of Directors:

	For	Against	Abstain	Broker Non-Votes
Nora M. Denzel	1,037,342,566	20,022,035	3,166,570	225,151,566
Mark Durcan	1,014,676,051	42,682,667	3,172,453	225,151,566
Michael P. Gregoire	1,024,905,495	32,314,205	3,311,471	225,151,566
Joseph A. Householder	1,033,169,160	24,111,886	3,250,125	225,151,566
John W. Marren	1,054,503,851	2,843,459	3,183,861	225,151,566
Jon A. Olson	1,043,280,098	14,124,271	3,126,802	225,151,566
Lisa T. Su	1,000,150,860	55,721,946	4,658,365	225,151,566
Abhi Y. Talwalkar	936,904,589	120,412,713	3,213,869	225,151,566
Elizabeth W. Vanderslice	1,025,976,712	31,475,395	3,079,064	225,151,566

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. This appointment was ratified.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024.

For	Against	Abstain
1,206,193,494	76,752,258	2,736,985

Proposal No. 3: Approval on a Non-Binding, Advisory Basis of the Compensation of the Company's Named Executive Officer ("Say-on-Pay"). This proposal was approved.

The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
868,498,986	188,546,359	3,485,826	225,151,566

Proposal No. 4: A Stockholder Proposal Requesting a Stockholder Right to Call a Special Meeting. This proposal was not approved.

The Company’s stockholders did not approve the stockholder proposal to adopt a stockholder right of owners of a combined 10% of the Company’s outstanding common stock to call a special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
378,759,091	676,617,932	5,154,148	225,151,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2024	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Ava Hahn
	Name:	Ava Hahn
	Title:	Senior Vice President, General Counsel and Corporate Secretary